UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 16, 2008

SureWest Communications
(Exact Name of Registrant as Specified in its Charter)

California	000-29660	68-0365195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vernon Street, Roseville, California	95678
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 772-2000

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 16, 2008, SureWest Communications (the “Company”) issued a press release announcing that, consistent with the Company’s growth strategy, its board of directors has decided to cease paying quarterly dividends to facilitate reinvestment in the Company. The final quarterly cash dividend of $0.25 per share is payable June 16, 2008 to shareholders of record at the close of business on May 15, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	The following exhibits are filed herewith:

Exhibit 99.1     Press release dated April 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREWEST COMMUNICATIONS

By:	/s/ Steve C. Oldham
Steve C. Oldham President and Chief Executive Officer

Date: April 16, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 16, 2008.